CONSOLIDATED STATEMENTS OF STOCKHOLDERS' DEFICIENCY [Parenthetical] (USD $) In Thousands, except Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011
Common stock issued for services, shares	419,180	600,000
Convertible preferred stock, terms of conversion		Convertible Stock 118,518 shares to Common Stock 1,185,180 shares
Issuance cost of common stock purchase warrants (in dollars)	$ 38	$ 196
Exercise of common stock purchase warrants, shares	5,633,344	27,700,000
Common stock and warrants exercised, per share (in dollars per share)	$ 0.095	$ 0.095
Issuance Cost Of Common Stock For Cash	$ 311
Issuance Of Common Stock Shares For Cash	29,368,750
Issuance Of Common Stock For Cash Per Share Value	$ 0.10